UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DATA STORAGE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2025

DATA STORAGE CORPORATION

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	001-35384	98-0530147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Broadhollow Road, Suite 307

Melville, New York 11747

(Address of principal executive offices) (zip code)

212-564-4922

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13I(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DTST	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	DTSTW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 8, 2025, Data Storage Corporation, a Nevada corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) relating to the annual meeting of the Company’s stockholders to be held on September 10, 2025 to, among other things, vote on a proposal to approve the divestiture of the Company’s cloud solutions business (the “Business”), which represents the sale of substantially all of the Company’s assets and will include the sale of all of the assets of the Company’s subsidiary, CloudFirst Technologies Corporation (“CloudFirst Delaware”), including the sale of 100% of the outstanding equity interests of CloudFirst Europe Ltd., together with its assets necessary to operate the Business (the “Divestiture”). The proposal to approve the Divestiture is referred to as the “Divestiture Proposal”.

The Company received letters from purported shareholders of the Company, dated August 14, 2025, August 18, 2025 and August 27, 2025, seeking, among other things, additional information regarding the financial multiples and metrics for each of the companies observed in the Selected Companies Analysis and Selected Transactions Analysis of Cassel Salpeter & Co., LLC. Counsel to the purported shareholders expressed their clients’ belief that the Company’s Definitive Proxy Statement omits material information with respect to the Divestiture Proposal and demanding that the Company make additional and supplemental disclosures regarding the Divestiture.

The Company believes that the claims asserted by counsel to the purported shareholders are entirely without merit and that no further disclosure is required by applicable rule, statute, regulation or law beyond that already contained in the Definitive Proxy Statement. However, to preclude and avoid the cost and distraction of a potential lawsuit regarding the sufficiency of the disclosures in the Definitive Proxy Statement that may delay or otherwise adversely affect the approval of the Divestiture Proposal, the Company has determined that it will voluntarily make certain supplemental disclosures to the Definitive Proxy Statement related to the Divestiture Proposal set forth below (the “Supplemental Disclosures”). Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures set forth herein. To the contrary, the Company specifically denies that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety and is available free of charge on the SEC’s website at www.sec.gov. Page number references below are to page numbers in the Definitive Proxy Statement, and capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Definitive Proxy Statement. Text in italics shows text being added to a referenced disclosure in the Definitive Proxy Statement. Strikethrough text shows text being deleted from a referenced disclosure in the Definitive Proxy Statement.

The disclosure on pages 40 through 41 of the Definitive Proxy Statement is hereby supplemented by amending and restating the subsection entitled “Selected Companies Analysis” of the section entitled “Opinion of Financial Advisor to the Board” as follows:

Cassel Salpeter considered certain financial data for the Business and selected companies with publicly traded equity securities Cassel Salpeter deemed relevant. The financial data reviewed for the selected companies included Enterprise Value as a multiple of Normalized EBITDA for the latest twelve months ending March 31, 2025, or “LTM Normalized EBITDA,” and Enterprise Value as a multiple of projected Normalized EBITDA for the year ending December 31, 2025, or “2025 P EBITDA.” The selected companies with publicly traded equity securities and corresponding financial data were:

	Enterprise Value / Normalized EBITDA
	LTM		2025P
Dell Technologies Inc.	9.2	x	8.3	x
Hewlett Packard Enterprise Company	5.7	x	5.9	x
NetApp, Inc.	9.8	x	10.0	x
Pure Storage, Inc.	NMF		NMF
Kyndryl Holdings, Inc.	6.5	x	4.0	x
DXC Technology Company	2.5	x	2.9	x
DigitalOcean Holdings, Inc.	11.7	x	11.1	x
Rackspace Technology, Inc.	10.3	x	12.6	x

High	11.7	x	12.6	x
Mean	8.0	x	7.8	x
Median	9.2	x	8.3	x
Low	2.5	x	2.9	x

_____

NMF refers to not meaningful figure

~~●~~	~~Dell Technologies Inc.~~

~~●~~	~~Hewlett Packard Enterprise Company~~

~~●~~	~~NetApp, Inc.~~

~~●~~	~~Pure Storage, Inc.~~

~~●~~	~~Kyndryl Holdings, Inc.~~

~~●~~	~~DXC Technology Company~~

~~●~~	~~DigitalOcean Holdings, Inc.~~

~~●~~	~~Rackspace Technology, Inc.~~

~~Cassel Salpeter calculated the following multiples with respect to the selected companies:~~

~~Enterprise Value Multiple of~~	~~High~~		~~Mean~~		~~Median~~		~~Low~~
~~LTM Normalized EBITDA~~	~~11.7~~	~~x~~	~~8.0~~	~~x~~	~~9.2~~	~~x~~	~~2.5~~	~~x~~
~~2025 P Normalized EBITDA~~	~~12.6~~	~~x~~	~~7.8~~	~~x~~	~~8.3~~	~~x~~	~~2.9~~	~~x~~

Taking into account the results of the selected companies analysis, Cassel Salpeter applied multiples of 6.0x to 7.0x to the Business’s LTM Normalized EBITDA, and 5.5x to 6.5x to the Business’s 2025 P Normalized EBITDA, which indicated an implied aggregate value reference range for the Business of $34,700,000 to $40,800,000, as compared to the Base Purchase Price of $40,000,000.

None of the selected companies have characteristics identical to the Business. An analysis of selected publicly traded companies is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading values of the companies reviewed.

The disclosure on pages 41 through 42 of the Definitive Proxy Statement is hereby supplemented by amending and restating the subsection entitled “Selected Transactions Analysis” of the section entitled “Opinion of Financial Advisor to the Board” as follows:

Cassel Salpeter considered certain financial data for the Business and the financial terms of the following business transactions Cassel Salpeter deemed relevant. The financial data reviewed included Enterprise Value as a multiple of LTM Normalized EBITDA. The selected transactions and corresponding financial data were:

Date Announced	Target	Acquiror	Enterprise Value / LTM Normalized EBITDA
February 2025	Converge Technology Solutions	Mainline Information Systems	9.0	x
February 2025	SolarWinds Corp	Turn/River Management, LP.	15.3	x
August 2023	Computer Task Group	Cegeka Groep NV	10.7	x
December 2022	Grove Resource Solutions	DLH Holdings Corp.	15.9	x
May 2022	PC Specialists, Inc.	Converge Technology Solutions	6.2	x
May 2022	Vmware, LLC	Broadcom, Inc.	22.3	x
April 2022	Datto Holding Corp	Kaseya, Inc.	48.1	x
December 2021	CompuCom Systems, Inc.	Variant Equity Advisors, LLC	3.9	x
February 2021	Flagship Solutions LLC	Data Storage Corp	6.1	x

High			48.1	x
Mean			15.3	x
Median			10.7	x
Low			3.9	x

~~Target~~	~~Acquiror~~
~~Converge Technology Solutions~~	~~Mainline Information Systems~~
~~SolarWinds Corp~~	~~Turn/River Management, LP.~~
~~Computer Task Group~~	~~Cegeka Groep NV~~
~~Grove Resource Solutions~~	~~DLH Holdings Corp.~~
~~PC Specialists, Inc.~~	~~Converge Technology Solutions~~
~~Vmware, LLC~~	~~Broadcom, Inc.~~
~~Datto Holding Corp~~	~~Kaseya, Inc.~~
~~CompuCom Systems, Inc.~~	~~Variant Equity Advisors, LLC~~
~~Flagship Solutions LLC~~	~~Data Storage Corp~~

~~Cassel Salpeter calculated the following multiples with respect to the selected transactions:~~

	~~High~~		~~Mean~~		~~Median~~		~~Low~~
~~Enterprise Value as a Multiple of LTM Normalized EBITDA~~	~~48.1~~	~~x~~	~~15.3~~	~~x~~	~~10.7~~	~~x~~	~~3.9~~	~~x~~

Taking into account the results of the selected transactions analysis, Cassel Salpeter applied multiples of 6.0x to 7.0x to the Business’s LTM Normalized EBITDA, which indicated an implied aggregate value reference range for the Business of $36,500,000 to $42,600,000, as compared to the Base Purchase Price of $40,000,000.

None of the target companies or transactions in the selected transactions have characteristics identical to the Business or the proposed Divestiture. Accordingly, an analysis of selected business combinations is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the target companies in the selected transactions and other factors that could affect the respective acquisition values of the transactions reviewed.

Important Information About the Divestiture Proposal and Where to Find It

A full description of the terms of the Divestiture Proposal is provided in the Definitive Proxy Statement. The Company urges its investors, stockholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed with the SEC because these documents will contain important information about the Company and the Divestiture Proposal. The Definitive Proxy Statement was mailed on or about August 12, 2025 to Company stockholders of record as of the close of business on August 7, 2025. Stockholders are also able to obtain a copy of the Definitive Proxy Statement, and other documents filed with the SEC without charge, by directing a request to: Corporate Secretary, Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York, 11747. The Definitive Proxy Statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Divestiture Proposal under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s Definitive Proxy Statement, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Corporate Secretary, Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York, 11747.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2025	DATA STORAGE CORPORATION

	By:	/s/ Charles M. Piluso
	Name:	Charles M. Piluso
	Title:	Chief Executive Officer